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                                                                 EXHIBIT 23


                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 13, 1999, appearing in this Annual Report on Form 11-K in the Form S-8 Registration Statement (No. 333-07519) for the Manatron, Inc. Employee Stock Ownership and Salary Deferral Plan.




                                   /s/ Arthur Andersen LLP





Grand Rapids, Michigan
June 29, 1999